Exhibit 99.1

Vista Gold Announces First Quarter 2025 Financial Results

Denver, Colorado, May 1, 2025 – Vista Gold Corp. (NYSE American and TSX: VGZ) today announced its unaudited financial results for the quarter ended March 31, 2025, with cash totaling $15.0 million at quarter-end. All dollar amounts in this press release are in U.S. dollars.

Frederick H. Earnest, President and CEO of Vista, said, “During the quarter, we made significant progress toward achieving our 2025 corporate goals. We continued to advance the 15,000 tonne per day Mt Todd feasibility study as planned, completed 1,264 consecutive days without a lost time accident, and ended the quarter with a strong cash position. We remain focused on delivering the feasibility study by mid-2025, prioritizing the efficient use of our cash, and creating long-term value for shareholders through disciplined execution and strategic advancement of our Mt Todd gold project.”

Feasibility Study

The 15,000 tpd Mt Todd feasibility study aims to increase the reserve grade to 1 gram gold per tonne by applying a higher cut-off grade. It will also incorporate mine scheduling optimization strategies that prioritize higher grade ore during the early years of operation. Additionally, the study aims to reduce initial capex by 60% to $400 million, while averaging annual gold production of 150,000 to 200,000 ounces. This study will leverage prior technical studies, preserve the potential for future expansion, and demonstrate the opportunity for Mt Todd to deliver attractive economic returns with a smaller initial capital investment.

Mineral Resources Estimate

The resource block model has been updated to incorporate data from the Company’s 2020-2022 and 2024 drilling programs and is being used as the basis for the new mine plan in the feasibility study. The mineral resources estimate will be completed and announced as part of the feasibility study.

Strategy

Vista is advancing Mt Todd in ways that efficiently position the project for development. The Company is focused on unlocking the potential of Mt Todd to maximize shareholder value. Vista believes the release of the 15,000 tpd feasibility study results will be well-timed in the current gold cycle and serve as a catalyst to accelerate value creation.

Summary of Financial Results

Vista reported a consolidated net loss of $2.7 million, or $0.02 per common share, for the quarter ended March 31, 2025, compared to $1.1 million, or $0.01 per common share, for the quarter ended March 31, 2024.

Cash and cash equivalents totaled $15.0 million at March 31, 2025, compared to $16.9 million at December 31, 2024. The Company continued to have no debt.

Management Conference Call

Management’s conference call to review financial results for the quarter ended March 31, 2025 and to discuss corporate and project activities is scheduled for May 2, 2025 at 10:00 a.m. MDT (12:00 p.m. EDT).

Participant Toll Free: +1 (800) 431-2204

Participant International: +1 (289) 514-5015

Conference ID: 86747

This call will be archived and available at www.vistagold.com after May 2, 2025. An audio replay will also be available through May 16, 2025 by calling toll-free in North America +1 (888) 660-6264 or +1 (289) 819-1325 using passcode 86747#.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.

Qualified Person

Maria Vallejo, Vista’s Director of Projects and Technical Services, a Qualified Person (“QP”) as defined by Item 1300 of Regulation S-K under the Securities Exchange Act of 1934, as amended, and Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects, has verified the data underlying the information contained herein and has approved this press release.

About Vista Gold Corp.

Vista holds the Mt Todd gold project, a ready-to-build development-stage gold deposit located in the Tier-1 mining jurisdiction of Northern Territory, Australia. Vista is positioning Mt Todd as a leading development opportunity within the gold sector. The Project offers significant scale, development optionality, growth opportunities, advanced local infrastructure, community support, and demonstrated economic feasibility. All major environmental and operating permits necessary to initiate development of Mt Todd are in place.

For further information about Vista or Mt Todd, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185 or visit the Company’s website at www.vistagold.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information. These forward-looking statements and forward-looking information include, but are not limited to statements regarding such things as the Company remains focused on delivering the feasibility study by mid-2025, prioritizing the efficient use of its cash, and creating long-term value for shareholders; the 15,000 tpd Mt Todd feasibility study aims to increase the reserve grade to 1 gram gold per tonne by applying a higher cut-off grade; the study will also incorporate mine scheduling optimization strategies that prioritize higher grade ore during the early years of operation; the study aims to reduce initial capex by 60% to $400 million, while maintaining average annual gold production of 150,000 to 200,000 ounces; this study will leverage prior technical studies, preserve the potential for future expansion, and demonstrate the opportunity for Mt Todd to deliver attractive economic returns with a smaller initial capital investment; the updated mineral resources estimate will be completed and announced as part of the feasibility study; the Company is advancing Mt Todd in ways that effectively position the project for development; the Company believes the release of the 15,000 tpd feasibility study results will be well-timed in the current gold cycle and serve as a catalyst to accelerate value creation; the Company’s belief that Mt Todd is a leading development opportunity within the gold sector; the Company’s belief that the Mt Todd project offers significant scale, development optionality, growth opportunities, advanced local infrastructure, community support, and demonstrated economic feasibility; and statements related to the Company’s strategy. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this news release include the following: the Company’s forecasts and expected cash flows; the Company’s projected capital and operating costs; the Company’s expectations regarding mining and metallurgical recoveries; mine life and production rates; that laws or regulations impacting mine development or mining activities will remain consistent; the Company’s approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments; preliminary feasibility studies and feasibility studies on the Company’s projects, if any; the Company’s experience with regulators; political and social support of the mining industry in Australia; the Company’s experience and knowledge of the Australian mining industry and the Company’s expectations of economic conditions and the price of gold. When used in this news release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on the Company’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in February 2025, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements or forward-looking information whether as a result of new information, future events or otherwise.